UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 8, 2014

TIM HORTONS INC.
(Exact name of registrant as specified in its charter)

Canada	001-32843	98-0641955
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

874 Sinclair Road, Oakville, ON, Canada	L6K 2Y1
(Address of principal executive offices)	(Zip Code)
(905) 845-6511
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Tim Hortons Inc. (the “Corporation”) held its annual and special meeting of shareholders on May 8, 2014 (the “Annual Meeting”). As described in Item 5.07 of this Current Report on Form 8-K, at the Annual Meeting, the Corporation’s shareholders voted on and approved amendments to the By-Laws of the Corporation (the “By-Laws”) effective as of May 8, 2014. Amendments to the By-Laws, that have been incorporated into the Amended and Restated By-Law No. 1 of the Corporation, were included to:

•
facilitate electronic delivery of proxy materials by using notice-and-access and other forms of electronic delivery to deliver shareholder materials rather than only delivering materials by email to shareholders that have previously consented to electronic delivery;

•	increase shareholder quorum requirements from not less than 25% of the shares entitled to vote to at least 5 shareholders holding at least 51% of the shares entitled to vote;

•
lower the threshold of shareholder approval required to approve an amendment to the By-Laws not approved by at least two-thirds of the members of the board of directors of the Corporation (the “Board”) from at least 66.67% of the voting shares then outstanding to at least 66.67% of the votes cast at the meeting;

•	eliminate conflict with statutory requirements for including director nominees in the Corporation’s management information circular;

•
amend the timeline by which shareholders must notify the Secretary of the Corporation in order to nominate a director of the Corporation for election from 90-120 days prior to the first anniversary of the prior annual general meeting of the Corporation, to 30-65 days prior to the meeting, with certain exceptions and at the discretion of the Board;

•	remove the chairman of the Board’s (the “Chairman”) second or deciding vote in the event of deadlock at a Board or shareholder meeting;

•
provide additional clarity regarding the conduct of shareholders’ meetings, including by permitting the Board to designate someone other than the Chairman to chair a meeting of the shareholders or the Board; confirming the authority of the chair of the meeting to waive the time by which proxies must be deposited with the Corporation or its agent prior to the meeting; and confirming the authority of the chair of the meeting to postpone or adjourn a shareholders’ meeting;

•	revise the advance notice provisions requiring director-nominees to comply with relevant policies, with an obligation to make timely disclosure of any known or potential non-compliance; and

•	remove the ability of the chairman of a committee of the board to cast a tie-breaking vote.

Item 5.07	Submission of Matters to a Vote of Security Holders.
The Corporation held its Annual Meeting on May 8, 2014. Proxies for the Annual Meeting were solicited pursuant to our management proxy circular under the Canada Business Corporations Act and applicable Canadian securities laws, with such proxy circular having been filed with the Canadian Securities Administrators, and furnished to the Commission, on March 21, 2014. A subsequent filing was made on May 2, 2014 to advise of additional revisions to the proposed By-Laws of the Corporation. The following matters were submitted to a vote of the Corporation’s shareholders at the Annual Meeting, and the final voting results on each such matter, including total voting results as a percentage of votes cast, were as follows:

(a)
Election of Directors. The twelve persons nominated by the Board of Directors (the "Board") for election as directors of the Corporation were elected, each to hold office until the next annual meeting of shareholders or until their respective successors are elected or appointed, subject to earlier death, resignation, retirement, disqualification or removal. Each nominee was an incumbent director, and no other persons were nominated. The votes cast for or withheld, as well as the number of broker non-votes, with respect to each nominee were as follows:

Director Nominee	Votes For	%	Votes Withheld	%	Broker Non-Votes
M. Shan Atkins	99,461,103	99.71	274,925	0.29	6,465,059
Sherri A. Brillon	94,353,646	99.60	382,461	0.40	6,465,059
Marc Caira	94,354,370	99.60	381,742	0.40	6,465,059
Michael J. Endres	94,441,125	99.69	294,903	0.31	6,465,059
Moya M. Greene	93,886,511	99.10	849,600	0.90	6,465,060
Paul D. House	94,035,854	99.26	700,258	0.74	6,465,059
Frank Iacobucci	94,444,556	99.69	291,473	0.31	6,465,058
John A. Lederer	94,144,562	99.38	591,550	0.62	6,465,059
David H. Lees	94,497,718	99.75	238,395	0.25	6,465,058
Thomas V. Milroy	94,321,106	99.56	414,923	0.44	6,465,058
Christopher R. O'Neill	94,366,155	99.61	369,958	0.39	6,465,058
Wayne C. Sales	94,259,553	99.50	476,560	0.50	6,465,058
The Corporation’s transfer agent does not tabulate abstentions, in accordance with applicable Canadian requirements. As disclosed in the management proxy circular, abstentions and broker non-votes had no impact on the voting results.

(b)
Reappointment of Independent Auditor. The shareholders of the Corporation approved the reappointment of PricewaterhouseCoopers LLP (“PwC”) as the independent auditor (and, for purposes of U.S. securities laws, the independent registered public accounting firm) for the fiscal year ending December 28, 2014. The votes cast for or withheld, as well as the number of broker non-votes with respect to the reappointment of PwC, were as follows:

Votes For	%	Votes Withheld	%	Broker Non-Votes
99,491,052	98.31	1,710,718	1.69	1
The Corporation’s transfer agent does not tabulate abstentions, in accordance with applicable Canadian requirements. As disclosed in the management proxy circular, abstentions and broker non-votes had no impact on the voting results.

(c)
Approve Amendments to Our By-Laws. The shareholders of the Corporation have approved the proposal described in the May 2, 2014 securities filing of the Corporation to revise the Corporation's proposed amendments to its By-Laws set forth in the proxy circular filed on March 21, 2014 to remove the proposed provision restricting third-party director compensation arrangements, remove the casting vote of committee chairpersons and revise the advance notice provisions to only require disclosure of non-compliance with board policies by director nominees to the Board. The votes cast for or against, as well as the number of broker non-votes with respect to this matter, were as follows:

Votes For	%	Votes Against	%	Broker Non-Votes
63,357,092	66.88	31,379,316	33.12	6,465,062

The shareholders of the Corporation have also approved the proposal to amend the By-Laws as described in the proxy circular of the Corporation filed on March 21, 2014, with such further revisions described in the securities filing of the Corporation dated May 2, 2014. The votes cast for or against, as well as the number of broker non-votes with respect to this matter were as follows:

Votes For	%	Votes Against	%	Broker Non-Votes
63,357,192	66.88	31,379,316	33.12	6,465,062
The Corporation’s transfer agent does not tabulate abstentions, in accordance with applicable Canadian requirements. As disclosed in the management proxy circular, abstentions and broker non-votes had no impact on the voting results.

(d)
Non-binding Advisory Vote to Approve Executive Compensation. The shareholders of the Corporation have approved, by non-binding advisory vote, the compensation awarded to the Corporation’s named executive officers for 2013. The votes cast for or against, as well as the number of broker non-votes with respect to this matter, were as follows:

Votes For	%	Votes Against	%	Broker Non-Votes
91,155,376	96.22	3,581,331	3.78	6,465,063
The Corporation’s transfer agent does not tabulate abstentions, in accordance with applicable Canadian requirements. As disclosed in the management proxy circular, abstentions and broker non-votes had no impact on the voting results.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number        Description

3.1*	Amended and Restated By-Law No. 1 of the Corporation

* Filed herewith

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIM HORTONS INC.

Date: May 14, 2014	By:	/s/ JILL E. SUTTON
Jill E. Sutton Executive Vice President, General Counsel and Secretary